                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 24, 1994

                              SCOTT PAPER COMPANY
     ---------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Pennsylvania                   1-2300                  23-1065080
     ---------------------------------------------------------------------
     (State or other               (Commission             (I.R.S. Employer
     jurisdiction of               File Number)             Identification
     incorporation)                                              Number)


       Scott Plaza
         Philadelphia, Pennsylvania                             19113
     ---------------------------------------------------------------------
     (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code:  (610) 522-5000


                                     None
     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)







                               Page 1 of 5 Pages
                            Exhibit Index on Page 3
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Item 5. Other Events
        ------------

  See the news release attached hereto as Exhibit 99, the text of which is incorporated herein by reference.


                                  Signatures
                                  ----------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SCOTT PAPER COMPANY



                                By:  /s/ John P. Murtagh
                                     -------------------
                                     John P. Murtagh
                                     Senior Vice President, General
                                     Counsel and Secretary


Date:  October 25, 1994

                                      -2-
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                           Page
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
  99         News Release dated October 24, 1994                     4

                                      -3-